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                                                                  EXHIBIT 10(k)

                              AMENDMENT THREE TO
                              ------------------

                       RETIREMENT PLAN FOR EMPLOYEES OF
                       --------------------------------

                TEXAS SECURITY BANCSHARES, INC. AND AFFILIATES
                ----------------------------------------------

              As Amended and Restated Effective January 1, 1989
              -------------------------------------------------

                                     and
                                     ---

                               AMENDMENT ONE TO
                               ----------------

                      RETIREMENT TRUST FOR EMPLOYEES OF
                      ---------------------------------

               TEXAS SECURITY BANCHSHARES, INC. AND AFFILIATES
               -----------------------------------------------

              As Amended and Restated Effective January 1, 1993
              -------------------------------------------------

             WHEREAS, effective as of January 1, 1989, the Retirement Plan for Employees of Texas Security Bancshares, Inc. and Affiliates was amended and restated in its entirety;

             WHEREAS, effective as of January 1, 1993, the Retirement Trust for Employees of Texas Security Bancshares, Inc. and Affiliates was amended and restated in its entirety;

             WHEREAS, by the terms of Section 6.4 of the amended and restated plan (hereinafter reerred to as the "Plan"), and Article IX of the amended and restated trust agreement (hereinafter referred to as the "Trust Agreement"), the Plan and Trust Agreement may be amended;

             WHEREAS, it is deemed desirable to amend the Plan and Trust Agreement in order to reflect the name change of the Plan Sponsor;

             NOW, THEREFORE, the Plan and Trust Agreement are hereby amended effective as of May 1, 1995, as follows:

             I.   AMENDMENT TO PLAN
                  -----------------

                  Wherever the name "Texas Security Bancshares, Inc." appears in the Plan and any Supplement thereto (including wherever it appears within the names of the Plan, Trust Agreement and any Supplement to the Plan), it shall be changed, effective with respect to periods of time on and after April 1, 1995, to "Central Bancorporation, Inc."



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             II.   AMENDMENT TO TRUST AGREEMENT
                   ----------------------------

                   Wherever the name "Texas Security Bancshares, Inc." appears in the Trust Agreement (including wherever it appears within the names of the Plan and Trust Agreement), it shall be changed, effective with respect to periods of time on and after April
             1, 1995, to "Central Bancorporation, Inc."

             IN WITNESS WHEREOF, CENTRAL BANCORPORATION, INC. has caused this instrument to be executed by its duly authorized officers on this 5th day of July, 1995.

(CORPORATE SEAL)

ATTEST:                                          CENTRAL BANCORPORATION, INC.


/s/ Karen Larsen Sweeney                         By /s/ J. Andy Thompson
- ------------------------                            -------------------------
   Secretary                                     Title: Chairman of the Board
                                                        ---------------------


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